Exhibit 99.3

Execution Version

Second Amendment to Note Purchase Agreement

This Second Amendment to Note Purchase Agreement (this “Second Amendment”) dated as of July 3, 2018 is between South Jersey Industries, Inc., a New Jersey corporation (the “Company”), and each of the institutions that is a signatory to this Second Amendment (collectively, the “Required Holders”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement (as defined below).

W I T N E S S E T H

Whereas, the Company and the institutional investors named therein have heretofore entered into a Note Purchase Agreement dated as of August 16, 2017 (the “Note Purchase Agreement”), relating to issue and sale by the Company of its (a) $25,000,000 aggregate principal amount of its 3.22% Senior Notes, Series 2017A-1, due August 16, 2024 (“Series A1 Notes”), (b) $25,000,000 aggregate principal amount of its 3.46% Senior Notes, Series 2017B-1, due August 16, 2027 (“Series B1 Notes”), (c) $25,000,000 aggregate principal amount of its 3.32% Senior Notes, Series 2017A-2, due January 16, 2025 (“Series A2 Notes”) and (d) $25,000,000 aggregate principal amount of its 3.56% Senior Notes, Series 2017B-2, due January 16, 2028 (“Series B2 Notes” and collectively with the Series A1 Notes, Series B1 Notes and Series A2 Notes, the “Notes”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement.

Whereas, the Company and the Required Holders have agreed to make certain amendments to the Note Purchase Agreement as hereinafter set forth.

Whereas, all requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Second Amendment set forth in Section 3 hereof, and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.              Amendments to Note Purchase Agreement.

Section 1.1.          Section 9.7 of the Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

“Section 9.7.          Ownership.  The Company will directly or indirectly own, at all times, 100% of the Capital Stock having voting rights of South Jersey Gas Company and Elizabethtown (upon the Elizabethtown Gas Acquisition Closing Date).”

Section 1.2.          The following definition shall be and hereby is added in alphabetical order to Schedule B of the Note Purchase Agreement to read as follows:

“‘Elizabethtown’ means Elizabethtown Gas Company, a New Jersey corporation and wholly-owned Subsidiary of the Company upon the Elizabethtown Gas Acquisition Closing Date.”

Section 2.              Representations and Warranties of the Company.

Section 2.1.          To induce the Required Holders to execute and deliver this Second Amendment (which representations shall survive the execution and delivery of this Second Amendment), the Company represents and warrants to the holders of the outstanding Notes (the “Noteholders”) that:

(a)           this Second Amendment has been duly authorized, executed and delivered by it, and this Second Amendment and the Note Purchase Agreement as amended by this Second Amendment each constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b)           the execution, delivery and performance by the Company of this Second Amendment (i) have been duly authorized by all necessary corporate action on the part of the Company, (ii) does not require the consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority, and (iii) will not contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or bylaws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected;

(c)           as of the date hereof and after giving effect to this Second Amendment, no Default or Event of Default has occurred which is continuing;

(d)           the Company has provided the Noteholders with true, correct and complete copies of the amendments to each of the Principal Credit Facilities relating to the subject matter of this Second Amendment; and

(e)           no consent fee, amendment fee or other similar form of consideration is being paid or given, in respect of any Principal Credit Facility, to all consenting lenders or noteholders under such Principal Credit Facility in consideration for their consent to an amendment that addresses the subject matter of this Second Amendment.

Section 3.              Conditions to Effectiveness of This Second Amendment.

Section 3.1.           This Second Amendment shall not become effective until, and shall become effective when:

(a)           executed counterparts of this Second Amendment, duly executed by the Company and the Required Holders, shall have been delivered to the Noteholders;

(b)           the Company shall have provided the Noteholders with true, correct and complete copies of the amendments to each of the Principal Credit Facilities relating to the subject matter of this Second Amendment in form and substance satisfactory to the Required Holders;

(c)           the Noteholders shall have received a copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this Second Amendment, certified by its Secretary or an Assistant Secretary;

(d)           the Noteholders shall have received the favorable opinion of counsel to the Company (which may be internal counsel) as to the matters set forth in Sections 2.1(a) and 2.1(b) hereof, which opinion shall be in form and substance satisfactory to the Required Holders; and

(e)           the Company shall have paid or caused to be paid reasonable, out-of-pocket fees and expenses of Chapman and Cutler LLP, special counsel to the Noteholders, in connection with the negotiation, approval, execution and delivery of this Second Amendment, to the extent invoiced at least 2 Business Days in advance of the date hereof.

Section 4.              Miscellaneous.

Section 4.1.         This Second Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 4.2.          Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Purchase Agreement without making specific reference to this Second Amendment but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

Section 4.3.          The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.4.          This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

* * * * *

Section 4.5.          The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

South Jersey Industries, Inc.

By	/s/ Ann T. Anthony
Name: Ann T. Anthony
Title: Vice President, Treasurer and Acting Corporate Secretary

Accepted as of the date first written above.

The Northwestern Mutual Life Insurance Company

By Northwestern Mutual Investment Management Company, LLC, its investment adviser

By	/s/ Bradley T. Kunath
Name: Bradley T. Kunath
Title: Managing Director

We acknowledge that we hold $9,000,000 3.22% Senior
Notes, Series 2017A-l due August 16, 2024

We acknowledge that we hold $8,000,000 3.32% Senior
Notes, Series 2017 A-2 due January 16, 2025

We acknowledge that we hold $4,860,000 3.46% Senior
Notes, Series 2017B-l due August 16, 2027

We acknowledge that we hold $5,832,000 3.56% Senior
Notes, Series 2017B-2 due January 16, 2028

The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account

By	/s/ Bradley T. Kunath
Name: Bradley T. Kunath
Title: Its Authorized Representative

We acknowledge that we hold $140,000 3.46% Senior Notes, Series 2017B-l due August 16, 2027

We acknowledge that we hold $168,000 3.56% Senior Notes, Series 2017B-2 due January 16, 2028

South Jersey Industries, Inc.
Second Amendment to 2017 Note Purchase Agreement

Accepted as of the date first written above.

The Prudential Insurance Company of America

By	/s/ Lauren Solis
Name: Lauren Solis
Title: Vice President

We acknowledge that we hold $8,000,000 3.22% Senior
Notes, Series 2017A-l due August 16, 2024

We acknowledge that we hold $3,000,000 3.46% Senior
Notes, Series 2017B-l due August 16, 2027

We acknowledge that we hold $7,000,000 3.56% Senior
Notes, Series 2017B-2 due January 16, 2028

Prudential Retirement Insurance and Annuity Company

By: PGIM, Inc. as investment manager

By	/s/ Lauren Solis
Name: Lauren Solis
Title: Vice President

We acknowledge that we hold $10,000,000 3.32% Senior
Notes, Series 2017A-2 due January 16, 2025

Accepted as of the date first written above.

Pacific Life Insurance Company

By	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Assistant Vice President

By	/s/ Cathy L. Schwartz
Name: Cathy L. Schwartz
Title: Assistant Secretary

We acknowledge that we hold $13,000,000 3.46% Senior
Notes, Series 20 l 7B- l due August 16, 2027

We acknowledge that we hold $7,000,000 3.56% Senior
Notes, Series 20 l 7B-2 due January 16, 2028

Accepted as of the date first written above.

The Guardian Life Insurance Company Of America

By	/s/ Trinh T. Nguyen
Name: Trinh T. Nguyen
Title: Senior Director

We acknowledge that we hold $5,000,000 3.22% Senior
Notes, Series 20 l 7A- l due August 16, 2024

Notes, Series 20 l 7A-2 due January 25, 2025
Notes, Series 20 l 7B-2 due January 16, 2028

We acknowledge that we hold $5,000,000 3.56% Senior
Notes, Series 20 l7B-2 due January 16, 2028